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                       AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement is made and entered into effective April 20, 1998 by and between American Film Technologies, a Delaware corporation (the "Company'), and Gerald M. Wetzler. an individual
("Executive").

         WHEREAS, the Company and Executive entered into an Employment Agreement as of January 1, 1996 (the "Agreement"); and

         WHEREAS, the Board of Directors and Executive have agreed to amend the Agreement, specifically Section 14(c)(ii) to change the form of the payment to be made to Executive if the Agreement is terminated pursuant to a change of control of the Company as such change of control is defined therein,

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein, the parties hereto agree as follows:

         1 - Section 14(c)(ii) of the Agreement is hereby deleted in its entirety and in lieu thereof the following Section 14(c)(ii) is adopted effective as of the effective date of this Amendment:

         "(ii) In the event the Agreement is terminated pursuant to Section 12(e) the Company shall issue to Executive a non-interest bearing convertible senior secured promissory note in the amount of $750,000 (the "Note") not later than five (5) days after such termination The Note shall (i) be for a term of two years from the date of termination of the Agreement, (ii) be convertible into common stock of the Company at the conversion rate of $.03 per share and
(iii) contain all the same or similar terms and conditions as contained in the Company's Senior Secured Convertible Promissory Notes issued to investors pursuant to the resolutions of the Board of Directors approving the issuance of up to $2,000,000 of such notes."

         2. In all other respects, the Agreement and all other terms and conditions thereof are hereby ratified and affirmed

         IN WITNESS WHEREOF, this Amendment to Employment Agreement is executed as of the day first above written


                                   AMERICAN FILM TECHNOLOGIES, INC



                                   By: ________________________________

                                   Name: ______________________________

                                   Title: _____________________________

                                   ____________________________________
                                   GERALD M. WETZLER